Exhibit 10.4

EXECUTION VERSION

ASSIGNMENT AND ASSUMPTION AGREEMENT AND THIRD AMENDMENT TO

AMENDED AND RESTATED SECURED NOTE AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT AND THIRD AMENDMENT TO AMENDED AND RESTATED SECURED NOTE AGREEMENT (this “Agreement”), dated as of October 19, 2009, is made by and among GENERAL MOTORS LLC, a Delaware limited liability company (successor-by-conversion to, and formerly known as, General Motors Company, a Delaware corporation), as the assignor (the “Assignor”), GENERAL MOTORS HOLDINGS LLC, a Delaware limited liability company, as the assignee (collectively with any Replacement Issuer, the “Assignee”), the Guarantors signatory hereto (the “Guarantors”), GENERAL MOTORS COMPANY, a Delaware corporation (formerly known as General Motors Holding Company (collectively with any Replacement Holdco, “Holdco”)), and UAW RETIREE MEDICAL BENEFITS TRUST, as the noteholder hereunder (the “Initial Noteholder” and, together with its permitted assigns, the “Noteholder”).

W I T N E S S E T H:

WHEREAS, on August 14, 2009, the Assignor, as borrower, entered into that certain $2,500,000,000 Amended and Restated Secured Note Agreement (as amended by (i) the First Amendment to Amended and Restated Secured Note Agreement, dated as of October 1, 2009, but effective as of September 1, 2009, and (ii) the Second Amendment to Amended and Restated Secured Note Agreement, dated as of October 6, 2009, and as further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note Agreement”; unless otherwise defined herein, terms defined in the Note Agreement and used herein shall have the meanings given to them in the Note Agreement), with the Guarantors, and the Noteholder as the noteholder thereunder;

WHEREAS, on October 15, 2009, pursuant to the Agreement and Plan of Merger dated as of October 15, 2009 (the “Merger Agreement”) among the Assignor (then a Delaware corporation known as General Motors Company), GM Merger Subsidiary Inc., a Delaware corporation (“Merger Subsidiary”), and Holdco, Merger Subsidiary merged with and into the Assignor pursuant to Section 251 of the General Corporation Law of Delaware (such event, the “Merger”), with Merger Subsidiary ceasing to exist as a separate corporate entity and the Assignor continuing as the surviving corporation;

WHEREAS, as a result of the Merger, the Assignor became a direct Wholly Owned Subsidiary of the Assignee, which is a direct Wholly Owned Subsidiary of Holdco;

WHEREAS, on October 16, 2009, pursuant to a Certificate of Conversion filed with the Secretary of State of the State of Delaware, the Assignor converted from a Delaware corporation to a Delaware limited liability company pursuant to Section 18-214 of the Delaware Limited Liability Company Act, and in connection with such conversion the Assignor changed its name to “General Motors LLC”;

WHEREAS, the Assignee and Holdco have directly or indirectly benefited from the Assignor, as a direct Wholly Owned Subsidiary of the Assignee and an indirect Wholly Owned Subsidiary of Holdco, issuing the Notes under the Note Agreement;

WHEREAS, on the date hereof, the Assignor hereby transfers, assigns, conveys and delivers to the Assignee in accordance with the terms and conditions of this Agreement all of the rights and obligations of the Assignor under the Note Agreement and the other Secured Note Documents, including the Notes and all other Obligations thereunder, and the Assignee hereby assumes in accordance with the terms and conditions of this Agreement all of the rights and obligations of the Assignor under the Note Agreement and the other Secured Note Documents, including the Notes and all other Obligations thereunder, and commencing on the Assumption Effective Date will pay or otherwise perform as and when due, or otherwise discharge, all of the Notes and all the other Obligations (such events, the “Assignment and Assumption”); and

WHEREAS, the Merger and the other transactions contemplated by the Merger Agreement, the Assignment and Assumption and related transactions occurring on or prior to the date hereof that collectively constitute the Restructuring are being effected in compliance with the terms and provisions of the Note Agreement, including, without limitation, Section 6.1 thereof;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained in this Agreement, and for other good and valuable consideration, the value, receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

ARTICLE I

ASSIGNMENT AND ASSUMPTION

Section 1.1 Assignment. The Assignor hereby irrevocably assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably assumes from the Assignor without recourse to the Assignor, as of the Assumption Effective Date (as defined in Article V below), all of the rights and obligations of the Assignor under the Note Agreement and the other Secured Note Documents, including the Notes and all other Obligations thereunder.

Section 1.2 Payments. From and after the Assumption Effective Date, the Assignee shall make all payments in respect of the Obligations (including payments of principal, interest, fees and other amounts) to the Noteholder for amounts that have accrued pursuant to the terms and conditions of the Note Agreement and the other Secured Note Documents, including any unpaid amounts that accrued prior to the Effective Date.

Section 1.3 Release. From and after the Assumption Effective Date, Assignor shall be released from its Obligations as the Issuer under the Note Agreement and the other Secured Note Documents, to repay the principal of, or to pay interest, fees and other amounts with respect to the Obligations under the Note Agreement and the other Secured Note Documents. For the avoidance of doubt, nothing herein shall release, or shall be construed to release, the Assignor from its obligations under the Amended and Restated Guaranty and Collateral Agreement, dated as of the date hereof, made by the Assignee, the Assignor and certain of the Assignee’s other Subsidiaries in favor of the Noteholder (the “Security Agreement”), and such obligations shall continue in full force and effect in accordance with the terms thereof.

Section 1.4 Intentionally Omitted.

Section 1.5 Guarantors. Each Guarantor ratifies and confirms its respective obligations under the Security Agreement and the other Collateral Documents to which such Guarantor is party with respect to the Obligations in favor of the Noteholder.

ARTICLE II

AMENDMENT TO NOTE AGREEMENT

Section 2.1 Amendments to Section 1.1 of the Note Agreement (Definitions). Section 1.1 of the Note Agreement is hereby amended by:

(i) deleting therefrom the definition of “Additional Secured Indebtedness” in its entirety and replacing it with the following:

““Additional Secured Indebtedness”: as of any date of determination, principal amount of secured (including on a first-priority basis) Indebtedness (other than Indebtedness described in clauses (a) through (r) (inclusive) and (u) of the definition of “Permitted Indebtedness”) of the Covered Group Members and Holdco in an aggregate amount in excess of $6,000,000,000 (including, without limitation, Structured Financing), provided that, (i) on the date such Indebtedness is incurred, the Consolidated Leverage Ratio shall be less than 3.00 to 1.00 after giving pro forma effect to the incurrence of such Indebtedness, (ii) a portion of the Net Cash Proceeds of such Indebtedness (other than revolving credit loans) are used to prepay the Notes in accordance with Section 2.5(a), (iii) the aggregate amount of commitments under revolving credit facilities, if any, together with any revolving credit facilities constituting Excluded Secured Indebtedness, shall not exceed $4,000,000,000, (iv) with respect to any revolving credit facility, the amount of Indebtedness thereunder for the purpose of determining compliance with clauses (i) and (iii) of this definition shall equal the commitment thereunder and (v) if any Issuer Party is an obligor or guarantor under such Indebtedness, the lenders party thereto (or an agent on behalf of such lenders) shall have executed and delivered an intercreditor agreement in form and substance reasonably satisfactory to the Approving Party. Such intercreditor agreement shall preserve the relationship in the Intercreditor Agreement between the Treasury and the Noteholder (including the terms of Section 2.4 of the Intercreditor Agreement) and may take the form of an amendment, restatement, modification or supplement to the Intercreditor Agreement.

(ii) deleting therefrom the definition of “Asset Sale” in its entirety and replacing it with the following:

““Asset Sale”: any Disposition of property or series of related Dispositions of property occurring contemporaneously (other than any Excluded Disposition) that yields gross proceeds to any Covered Group Member (valued at the initial principal amount thereof in the case of non cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non cash proceeds) in excess of (i) $25,000,000 if received by a Covered Group Member that is a Foreign Subsidiary, or (ii) $15,000,000 if received by a

Covered Group Member that is not a Foreign Subsidiary. The term “Asset Sale” shall include any issuance of Capital Stock of any Covered Group Member other than the Issuer but shall not include any Excluded Dispositions and any event that constitutes a Recovery Event.

(iii) deleting therefrom the definition of “Change of Control” in its entirety and replacing it with the following:

““Change of Control”: (a) the acquisition, after the Original Effective Date, by any Person, or two or more Persons acting in concert other than the Permitted Holders, the Noteholders, the Canadian Lender, the Treasury or any of their Affiliates, of the direct or indirect beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of outstanding shares of voting stock of Holdco, if after giving effect to such acquisition such Person or Persons shall, directly or indirectly, own 20% or more of such outstanding voting stock of Holdco, or (b) the Issuer ceasing to be a Wholly Owned Subsidiary of Holdco.”

(iv) deleting from the definition of “Collateral Documents” therein the words “the Equity Pledge Agreement,”;

(v) inserting at the end of the definition of “Consolidated Leverage Ratio” the following sentence: “Solely for the purposes of the definitions of “Additional Secured Indebtedness”, “Excluded Secured Indebtedness”, “Permitted Unsecured Indebtedness” and Section 6.5, the Consolidated Leverage Ratio shall be calculated with reference to Holdco together with the Issuer and its Subsidiaries.”

(vi) deleting therefrom the definition of “Excluded Secured Indebtedness” in its entirety and replacing it with the following:

““Excluded Secured Indebtedness”: secured (including on a first-priority basis) Indebtedness (other than Indebtedness described in clauses (a) through (r) (inclusive) and (u) of the definition of “Permitted Indebtedness”) of the Covered Group Members and Holdco in an aggregate amount not exceeding $6,000,000,000 comprised of term loan and/or revolving credit loan facilities (including without limitation Structured Financing), provided that, (i) the aggregate amount of commitments under the revolving credit facilities, if any, together with any revolving credit facilities constituting Additional Secured Indebtedness, shall not exceed $4,000,000,000, (ii) with respect to any revolving credit facility, the amount of Indebtedness thereunder for the purpose of determining compliance with clause (i) of this definition shall equal the commitment thereunder and (iii) if any Issuer Party is an obligor or guarantor under such Indebtedness, the lenders party thereto (or an agent on behalf of such lenders) shall have executed and delivered an intercreditor agreement in form and substance reasonably satisfactory to the Approving Party. Such intercreditor agreement shall preserve the relationship in the Intercreditor Agreement between the Treasury and the Noteholder (including the terms of Section 2.4 of the Intercreditor Agreement) and may take the form of an amendment, restatement, modification or supplement to the Intercreditor Agreement.

(vii) deleting therefrom the definition of “Guaranty” in its entirety and replacing the same with the following:

““Guaranty”: the Amended and Restated Guaranty and Collateral Agreement dated as of October 19, 2009, made by the Issuer and the Guarantors in favor of the Noteholder.”.

(viii) deleting therefrom the definition of “Permitted Unsecured Indebtedness” in its entirety and replacing the same with the following:

““Permitted Unsecured Indebtedness”: unsecured Indebtedness of the Covered Group Members and Holdco other than unsecured Indebtedness described in clauses (a) through (r) inclusive and (u) of the definition of “Permitted Indebtedness”, provided that, (i) in the event that such unsecured Indebtedness, when aggregated with all other Permitted Unsecured Indebtedness of the Covered Group Members and Holdco then outstanding or to be issued or incurred simultaneously with such unsecured Indebtedness, exceeds $1,000,000,000, then on the date such Indebtedness is incurred, the Consolidated Leverage Ratio shall be less than 3.00 to 1.00 after giving pro forma effect to the incurrence of such Indebtedness, (ii) with respect to any revolving credit facility, the amount of Indebtedness for the purpose of determining compliance with clause (i) of this definition shall equal the related commitment thereunder and (iii) a portion of the Net Cash Proceeds of such Indebtedness (other than revolving credit loans) are used to prepay the Notes in accordance with Section 2.5(a).”

(ix) inserting therein in appropriate alphabetical order the following new definitions:

““GMLLC”: General Motors LLC, a Delaware limited liability company (successor-by-conversion to, and formerly known as, General Motors Company, a Delaware corporation).”;

““Holdco”: General Motors Company, a Delaware corporation (formerly known as General Motors Holding Company) or any Replacement Holdco.”; and

““Replacement Holdco”: as defined in Section 6.1.”.

Section 2.2 Amendment to Section 3.15 of the Note Agreement (Subsidiaries). Section 3.15 of the Note Agreement is hereby deleted in its entirety and replaced with the following:

“3.15 Issuer and Subsidiaries. All of the Subsidiaries of the Issuer as of the Effective Date are listed on Schedule 3.15, which schedule sets forth the name and jurisdiction of formation of the Issuer and each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock of such Subsidiary owned by the Issuer or any of its other Subsidiaries as of the Effective Date.”.

Section 2.3 Amendments to Sections 5.1(f) and 5.1(g) of the Note Agreement (Financial Statements). Sections 5.1(f) and 5.1 (g) of the Note Agreement are hereby deleted in their entirety and replaced with the following:

“(f) (i) as soon as available, but in any event within 90 days after the end of each fiscal year of Holdco, a copy of the audited Consolidated balance sheet of Holdco and its

Consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, reported on by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing;

(ii) as soon as available, but in any event not later than 45 days after the end of the third fiscal quarter of the Issuer’s fiscal year 2009, the unaudited Consolidated balance sheet of GMLLC and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited Consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer or GMLLC as being fairly stated in all material respects (subject to the absence of footnotes and to normal year-end audit adjustments); and

(iii) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of Holdco, commencing with the first quarterly period of Holdco’s 2010 fiscal year, the unaudited Consolidated balance sheet of Holdco and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited Consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer of Holdco as being fairly stated in all material respects (subject to the absence of footnotes and to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein); provided, that with respect to the GMLLC’s quarterly financial statements to be provided for the third fiscal quarter of 2009, such financial statements shall be provided on a modified basis within the time frame set forth in clause (ii) above, with GAAP-compliant versions of such financial statements to be provided at the same time as the audited financial statements for fiscal year 2009 described in clause (i) above; and

(g) to the extent that Holdco prepares quarterly or annual reports as to the Consolidated balance sheet of Holdco and its Consolidated Subsidiaries as at the end of the related quarter or fiscal year (as the case may be) and the related Consolidated statements of income and of cash flows for such quarter or fiscal year (as applicable) that set forth in comparison form the figures as of the end of and for the corresponding period in the previous fiscal year (such figures for the year ending December 31, 2009 adjusted to reflect the Related Transactions), the Issuer shall promptly furnish copies of such reports to the Initial Noteholder.”.

Section 2.4 Amendment to Section 5.23 of the Note Agreement (Additional Guarantors). Section 5.23 of the Note Agreement is hereby deleted in its entirety and replaced with the following:

“5.23 Additional Guarantors. Except as otherwise agreed to by the Noteholder, the Issuer shall cause each U.S. Subsidiary of a Covered Group Member who becomes a Subsidiary after the Effective Date (other than Excluded Subsidiaries (except for such Subsidiaries that were guarantors under the DIP Credit Agreement or the Existing UST Term Loan Agreements)) to become a Guarantor (each, an “Additional Guarantor”) in accordance with Section 9.12 of the Guaranty.”.

Section 2.5 Amendment to Section 6.1 of the Note Agreement (Prohibition on Fundamental Changes; Disposition of Collateral). Section 6.1 of the Note Agreement is hereby deleted in its entirety and replaced with the following:

“6.1 Prohibition on Fundamental Changes; Disposition of Collateral. Neither Holdco nor any Covered Group Member shall, at any time, directly or indirectly, enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution), or Dispose of all or substantially all of its Property without the Approving Party’s prior consent, provided that, Holdco and any Covered Group Member may merge with, consolidate with, amalgamate with, or Dispose of all or substantially all of its Property to (and thereafter wind up or dissolve itself), any Person, subject to the following conditions: (i) in the case of any Covered Group Member, such action does not result in the material diminishment of the Collateral, taken as a whole, except in the case of Asset Sales subject to clause (ii) below, (ii) in the case of any such Disposition by a Covered Group Member, the Net Cash Proceeds thereof are applied in accordance with Section 2.5, and (iii) (A) in the case of a merger, consolidation or amalgamation with or into Holdco or the Issuer, Holdco or the Issuer (as the case may be) shall be the continuing or surviving entity or, in the event that Holdco or the Issuer (as the case may be) is not the continuing or surviving entity, or in the case of a Disposition of all or substantially all of Holdco’s or the Issuer’s Property to any other Person, (1) the continuing, surviving or acquiring entity (any of the foregoing, in the case of the Issuer, the “Replacement Issuer” and in the case of Holdco, “Replacement Holdco”) expressly assumes the obligations of Holdco or the Issuer (as applicable) under the Secured Note Documents and the UST Facility, (2) the Replacement Issuer or Replacement Holdco (as the case may be) is organized under the laws of a State in the United States, (3) the Replacement Issuer or Replacement Holdco (as the case may be) shall have delivered to the Noteholder such assumption and joinder agreements and related documents and instruments, due diligence information, lien searches, consents, certificates, organizational documents and resolutions, legal opinions and waivers as the Approving Party may reasonably request, each in form and substance satisfactory to the Approving Party in its sole discretion, and (B) in the case of a merger, consolidation or amalgamation with or into any Guarantor, such Guarantor shall be the continuing or surviving entity or, in the event that such Guarantor is not the continuing or surviving entity, (1) the continuing or surviving entity (a “Replacement Guarantor”) expressly assumes the obligations of such Guarantor under the Secured Note Documents and the UST Facility or promptly after the consummation of such transaction, the Replacement Guarantor shall become a Guarantor, (2) the Replacement Guarantor is organized under the laws of a State in the United States, and (3) the Replacement Guarantor shall have delivered to the Noteholder such assumption and joinder agreements and related documents and instruments, due diligence information, lien searches, consents, certificates, organizational documents and resolutions, legal opinions and waivers as the Approving Party may reasonably request, each in form and substance satisfactory to the Approving Party in its sole discretion.”

Section 2.6 Amendment to Section 6.5 of the Note Agreement (Restricted Payments). Section 6.5 of the Note Agreement is hereby deleted in its entirety and replaced with the following:

“6.5 Restricted Payments. Neither Holdco nor any Covered Group Member shall, (i) declare or pay any dividend (other than dividends payable solely in common Capital Stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any Capital Stock of Holdco or any Covered Group Member, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdco or any Covered Group Member or (ii) optionally prepay, repurchase, redeem or otherwise optionally satisfy or defease with cash or Cash Equivalents any Indebtedness (other than any Permitted Indebtedness in accordance with this Agreement) (any such payment referred to in clauses (i) and (ii), a “Restricted Payment”), other than the following payments or other actions (each of which shall be in addition to and not exclusive of any other such action):

(a) redemptions, acquisitions or the retirement for value or repurchases (or loans, distributions or advances to effect the same) of shares of Capital Stock from current or former officers, directors, consultants and employees, including upon the exercise of stock options or warrants for such Capital Stock, or any executive or employee savings or compensation plans, or, in each case to the extent applicable, their respective estates, spouses, former spouses or family members or other permitted transferees;

(b) Restricted Payments by any Subsidiary (including an Excluded Subsidiary) to its direct parents or to the Issuer or any Guarantor that is a Wholly Owned Subsidiary;

(c) Restricted Payments by any JV Subsidiary required or permitted to be made pursuant to the terms of the joint venture arrangements to holders of its Capital Stock, provided that, the Issuer and its Subsidiaries have received their pro rata portion of such Restricted Payments;

(d) Permitted Tax Distributions;

(e) Restricted Payments by the Issuer to Holdco, the proceeds of which are to be used by Holdco to pay (i) its operating expenses and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses) incurred in the ordinary course of business of Holdco, (ii) any payments in respect of the preferred Capital Stock of Holdco; (iii) reasonable and customary indemnification claims made by directors or officers of Holdco attributable to the ownership or operation of the Issuer and its Subsidiaries and (iv) any amount due and payable by the Issuer or any of its Subsidiaries that is permitted to be paid by the Issuer and its Subsidiaries under this Agreement;

(f) Restricted Payments by the Issuer to Holdco and Restricted Payments by Holdco so long as (i) no Default or Event of Default shall have occurred and be continuing at the time of such payment and (ii) immediately prior to and after giving effect to such Restricted Payment, the Consolidated Leverage Ratio shall be less than 3.00 to 1.00; and

(g) Holdco may make Restricted Payments in respect of preferred Capital Stock of Holdco to the holders thereof.”.

Section 2.7 Amendment to Section 6.8 of the Note Agreement (Negative Pledge). Section 6.8 of the Note Agreement is hereby deleted in its entirety and replaced with the following:

“6.8 Negative Pledge. No Covered Group Member shall enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any North American Group Member to create, incur, assume or permit to exist any Lien upon any of the Collateral or the Capital Stock of GMLLC, whether now owned or hereafter acquired, to secure the Obligations other than such prohibitions or limitations pursuant to (i) this Agreement, (ii) the other Secured Note Documents (iii) agreements governing Permitted Liens (other than Additional Secured Indebtedness and Excluded Secured Indebtedness) and (iv) the Existing Agreements.”

Section 2.8 Amendment to Schedule 1.1B to the Note Agreement (Guarantors). Schedule 1.1B to the Note Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1B attached as Exhibit A hereto.

Section 2.9 Amendment to Schedule 1.1C to the Note Agreement (Mortgaged Properties). Schedule 1.1C to the Note Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1C attached as Exhibit B hereto.

Section 2.10 Amendment to Schedule 1.1D to the Note Agreement (Pledgors). Schedule 1.1D to the Note Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1D attached as Exhibit C hereto.

Section 2.11 Amendment to Schedule 3.10 to the Note Agreement (Chief Executive Office and Chief Operating Office). Schedule 3.10 to the Note Agreement is hereby deleted in its entirety and replaced with the Schedule 3.10 attached as Exhibit D hereto.

Section 2.12 Amendment to Schedule 3.11 to the Note Agreement (Location of Books and Records). Schedule 3.11 to the Note Agreement is hereby deleted in its entirety and replaced with the Schedule 3.11 attached as Exhibit E hereto.

Section 2.13 Amendment to Schedule 3.15 to the Note Agreement (Subsidiaries). Schedule 3.15 to the Note Agreement is hereby deleted in its entirety and replaced with the Schedule 3.15 attached as Exhibit F hereto.

Section 2.14 Amendment to Schedule 3.16 to the Note Agreement (Ownership of Covered Group Members). Schedule 3.16 to the Note Agreement is hereby deleted in its entirety and replaced with the Schedule 3.16 attached as Exhibit G hereto.

Section 2.15 Amendment to Schedule 3.21 to the Note Agreement (Jurisdictions and Recording Offices). Schedule 3.21 to the Note Agreement is hereby deleted in its entirety and replaced with the Schedule 3.21 attached as Exhibit H hereto.

Section 2.16 Amendment to Schedule 3.28 to the Note Agreement (Excluded Collateral). Schedule 3.28 to the Note Agreement is hereby deleted in its entirety and replaced with the Schedule 3.28 attached as Exhibit I hereto.

ARTICLE III

AGREEMENTS BY HOLDCO

Section 3.1 Holdco Agreements. Holdco hereby acknowledges that it has received and reviewed an executed copy of the Note Agreement and hereby agrees to make (and hereby makes as of the date hereof) the representations and warranties, and to be bound by the covenants, agreements, consents, submissions, appointments and acknowledgments under the Note Agreement applicable to an Issuer Party thereunder, in each case as provided in this Article III. (And for the avoidance of doubt, the Assignee and each Guarantor hereby agree to the terms and provisions set forth in clause (iv) below.)

(i) Section 3 (Representations and Warranties). Holdco hereby represents to the Noteholder, with respect to itself, as of the Assumption Effective Date, each of the representations provided in the below listed subsections of Section 3 (Representations and Warranties) of the Note Agreement, and that such representations shall be subject to subsection 3.23 (Survival of Representations and Warranties) of the Note Agreement:

(A) 3.4 (No Breach);

(B) 3.5 (Action, Binding Obligations);

(C) 3.6 (Approvals);

(D) 3.8 (Investment Company Act); and

(E) 3.12 (True and Complete Disclosure), solely with respect to information furnished by or on behalf of Holdco and facts known to any Responsible Officer of Holdco;

(ii) Section 5 (Affirmative Covenants). Holdco hereby agrees to be bound by the terms of the following subsections of the Note Agreement to the same extent as such terms apply to the Issuer or any other Issuer Party thereunder:

(A) 5.1(f) and 5.1(g) (Financial Statements);

(B) 5.2 (Notices; Reporting Requirements):

(1) 5.2(a) (Defaults), solely with respect to the occurrence of any Default or Event of Default or material event of default described therein with respect to Holdco;

(2) 5.2(h) (Compliance Certificate); and

(3) 5.4 (Payments) (solely to the extent applicable to Holdco and not to any Covered Group Member);

(iii) Section 6 (Negative Covenants). Holdco hereby agrees to be bound by the terms of the following subsections of the Note Agreement to the same extent as such terms apply to an Issuer Party thereunder:

(1) 6.1 (Prohibition on Fundamental Changes; Disposition of Collateral);

(2) 6.4 (Limitation on Liens);

(3) 6.5 (Restricted Payments);

(4) 6.9 (Indebtedness); and

(5) 6.16 (Clauses Restricting Subsidiary Distributions);

(iv) Section 7 (Events of Default). It is hereby agreed by Holdco, the Assignee and the Guarantors that each of the events specified in clauses (d) (solely with respect to breaches of applicable covenants contained in Section 6 of the Note Agreement) and agreed to by Holdco pursuant to clause (iii) above), (e), (f), (j), (n), (u) and (ee) of Section 7.1 of the Note Agreement with respect to Holdco shall constitute a Default or an Event of Default under the Note Agreement, as applicable, to the same extent that such events with respect to any Issuer Party constitute a Default or an Event of Default under such provisions of the Note Agreement, as applicable;

(v) Section 8 (Miscellaneous). Holdco hereby agrees that the terms of the following subsections of the Note Agreement shall apply to Holdco and Holdco’s agreements under this Article III to the same extent as such terms apply to the Issuer Parties and to the Issuer Parties’ obligations under the Note Agreement:

(1) 8.1 (Amendments and Waivers);

(2) 8.2 (Notices);

(3) 8.5 (Payment of Expenses), solely with respect to liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by an Indemnitee or asserted against any Indemnitee by any third party or by Holdco, the Assignee or any other Issuer Party arising out of, in connection with, or as a result of, the execution or delivery by Holdco of this Agreement and any other Secured Note Document or any agreement or instrument contemplated hereby or thereby, the performance by Holdco of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against Holdco under this Agreement or any other Secured Note Document or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by any third party or by Holdco, the Assignee or any other Issuer Party, and regardless of whether any Indemnitee is a party thereto (all of the foregoing, collectively, the “Holdco Indemnified Liabilities”), provided that Holdco shall have no obligation hereunder to any Indemnitee with respect to Holdco Indemnified Liabilities to the extent such Holdco Indemnified Liabilities resulted from the gross negligence or willful misconduct of, in each case as determined by a final and nonappealable decision of a court of competent jurisdiction, such Indemnitee, any of its affiliates or its or their respective officers, directors, partners, employees, agents or controlling persons (the Assignee hereby agreeing that the Assignee shall be liable for all Holdco Indemnified Liabilities to the extent that Holdco shall fail to pay or reimburse the same in accordance with the terms and provisions hereof);

(4) 8.6 (Successors and Assigns; Participations and Assignments), solely with respect to clause (a) thereof;

(5) 8.9 (Severability);

(6) 8.10 (Integration);

(7) 8.11 (Governing Law);

(8) 8.12 (Submission to Jurisdiction; Waivers);

(9) 8.13 (Acknowledgments);

(10) 8.15 (Confidentiality);

(11) 8.16 (Waivers of Jury Trial);

(12) 8.17 (USA PATRIOT Act); and

(13) 8.18 (Effect of Amendment and Restatement of Existing Note Agreement).

Section 3.2 Limitation on Activities of Holdco. Notwithstanding anything to the contrary in this Agreement, the Note Agreement or any other Secured Note Document, Holdco shall not (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the Assignee, any offering of Holdco’s Capital Stock and any transaction that Holdco is permitted to enter into or consummate under this Section 3.2 (provided that, for the avoidance of doubt, no such offering or transaction shall result in a Change of Control), (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law, if any, (ii) pursuant to the Secured Note Documents to which it is a party, if any, (iii) obligations with respect to its Capital Stock, and (iv) Permitted Indebtedness (1) of the kind described in clauses (e), (h), (j), (s), and (t) of the definition of “Permitted Indebtedness” in the Note Agreement, (2) of the kind described in clause (m) of such definition, solely with respect to Indebtedness of the kind described in clauses (e), (s) and (t) of such definition, and (3) that is a guarantee of Permitted Indebtedness incurred by any Group Member of the kind described above in this clause (iv) or described in clause (i) of such definition, or (c) own, lease, manage or otherwise operate any Property or assets (including cash (other than cash received in connection with Restricted Payments made by the Assignee in accordance with Section 6.5 of the Note Agreement pending application in the manner contemplated by said Section) and cash equivalents) other than the ownership of shares of Capital Stock of the Assignee.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1 Assignor Representations. Assignor hereby represents and warrants that:

(i) it is a limited liability company, duly organized, validly existing and in good standing under the laws of Delaware;

(ii) it has the full company power, authority, legal right and has taken all necessary action to assign and transfer the Obligations;

(iii) the execution and delivery of this Agreement by Assignor, and the performance of, and compliance with, the terms of this Agreement by Assignor, will not violate its organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or that is applicable to Assignor or any of its assets, in each case that materially and adversely affect its ability to carry out the transactions contemplated by this Agreement; and

(iv) this Agreement constitutes a valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights and by principles of equity (regardless of whether enforceability is considered in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law.

Section 4.2 Assignee Representations. Assignee hereby represents and warrants that:

(i) it is a limited liability company, duly organized, validly existing and in good standing under the laws of Delaware;

(ii) it has the full company power, authority, legal right and has taken all necessary action to assume the Obligations;

(iii) the execution and delivery of this Agreement by Assignee, and the performance of, and compliance with, the terms of this Agreement by Assignee, will not violate its organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or that is applicable to Assignee or any of its assets, in each case that materially and adversely affect its ability to carry out the transactions contemplated by this Agreement;

(iv) this Agreement constitutes a valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights and by principles of equity (regardless of whether enforceability is considered in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law;

(v) each of the representations and warranties made by the Issuer in or pursuant to the Secured Note Documents is true and correct in all material respects on and as of the Assumption Effective Date as if made on and as of the Assumption Effective Date (except that any representation or warranty that by its terms is made as of an earlier date is true and correct in all material respects as of such earlier date); and

(vi) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Agreement.

Section 4.3 Guarantor Representations. Each Guarantor hereby represents and warrants that:

(i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (to the extent such concept is applicable in its jurisdiction of organization);

(ii) it has the full power, authority, legal right and has taken all necessary action to execute and deliver this Agreement;

(iii) the execution and delivery of this Agreement by such Guarantor, and the performance of, and compliance with, the terms of this Agreement by such Guarantor, will not violate its organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or that is applicable to such Guarantor or any of its assets, in each case that materially and adversely affect its ability to carry out the transactions contemplated by this Agreement;

(iv) this Agreement constitutes a valid and legally binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights and by principles of equity (regardless of whether enforceability is considered in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law;

(v) each of the representations and warranties made by such Guarantor in or pursuant to the Secured Note Documents is true and correct in all material respects on and as of the Assumption Effective Date as if made on and as of the Assumption Effective Date (except that any representation or warranty that by its terms is made as of an earlier date is true and correct in all material respects as of such earlier date); and

(vi) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Agreement.

Section 4.4 Holdco Representations. Holdco hereby represents and warrants that:

(i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (to the extent such concept is applicable in its jurisdiction of organization);

(ii) it has the full power, authority, legal right and has taken all necessary action to execute and deliver this Agreement;

(iii) the execution and delivery of this Agreement by Holdco, and the performance of, and compliance with, the terms of this Agreement by Holdco, will not violate its organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or that is applicable to Holdco or any of its assets, in each case that materially and adversely affect its ability to carry out the transactions contemplated by this Agreement;

(iv) this Agreement constitutes a valid and legally binding obligation of Holdco enforceable against Holdco in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights and by principles of equity (regardless of whether enforceability is considered in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law;

(v) each of the representations and warranties made by Holdco pursuant to Article III of this Agreement is true and correct in all material respects on and as of the Assumption Effective Date as if made on and as of the Assumption Effective Date (except that any representation or warranty that by its terms is made as of an earlier date is true and correct in all material respects as of such earlier date); and

(vi) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Agreement.

ARTICLE V

CONDITIONS TO EFFECTIVENESS

Section 5.1 Conditions to Effectiveness. This Agreement shall become effective on the date (the “Assumption Effective Date”) this Agreement and the Guaranty shall be executed and delivered by each party hereto and thereto, as applicable, which date is October 19, 2009.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Noteholder Consent. By causing a duly authorized officer or representative to sign the signature page hereto on its behalf, the Noteholder consents to the Assignment and Assumption and to the amendments to the Note Agreement and the other agreements, terms and conditions set forth in this Agreement and the transactions contemplated hereby.

Section 6.2 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

Section 6.3 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to constitute an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

Section 6.4 Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Note Agreement and the other Secured Note Documents are and shall remain in full force and effect. The amendments, consents and waivers contained herein shall not be construed as a waiver or amendment of any other provision of the Note Agreement or the other Secured Note Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Assignee or the Guarantors that would require the waiver or consent of the Noteholder.

Section 6.5 Secured Note Document. For the avoidance of doubt, this Agreement is a “Secured Note Document” as defined in the Note Agreement, for all purposes of the Note Agreement and the other Secured Note Documents, including the Intercreditor Agreement.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers or representatives.

GENERAL MOTORS LLC (successor-by -conversion to, and formerly known as, General Motors Company), as Assignor

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Assistant Treasurer

Assignment and Assumption Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers or representatives.

GENERAL MOTORS HOLDINGS LLC,
as Assignee

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Assistant Treasurer

Assignment and Assumption Agreement

NOTEHOLDER:

UAW RETIREE MEDICAL BENEFITS TRUST

By:	/s/ Bob Naftaly
Name:	Bob Naftaly
Title:	Chair of the Committee of the UAW Retiree
Medical Benefits Trust

Assignment and Assumption Agreement

GUARANTORS:

ANNUNCIATA CORPORATION

ARGONAUT HOLDINGS, INC.

GENERAL MOTORS ASIA PACIFIC HOLDINGS, LLC

GENERAL MOTORS ASIA, INC.

GENERAL MOTORS INTERNATIONAL HOLDINGS, INC.

GENERAL MOTORS OVERSEAS CORPORATION

GENERAL MOTORS OVERSEAS DISTRIBUTION CORPORATION

GENERAL MOTORS PRODUCT SERVICES, INC.

GENERAL MOTORS RESEARCH CORPORATION

GM APO HOLDINGS, LLC

GM FINANCE CO. HOLDINGS LLC

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Vice President

Assignment and Assumption Agreement

GM GLOBAL STEERING HOLDINGS, LLC

GM GLOBAL TECHNOLOGY OPERATIONS, INC.

GM GLOBAL TOOLING COMPANY, INC.

GM LAAM HOLDINGS, LLC

GM PREFERRED FINANCE CO. HOLDINGS LLC

GM GEFS L.P.

GM TECHNOLOGIES, LLC

GM-DI LEASING CORPORATION

GMOC ADMINISTRATIVE SERVICES CORPORATION

GRAND POINTE HOLDINGS, INC.

ONSTAR, LLC

GM COMPONENTS HOLDINGS, LLC

RIVERFRONT HOLDINGS, INC.

RIVERFRONT HOLDINGS PHASE II, INC.

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Vice President

Assignment and Assumption Agreement

GM EUROMETALS, INC.

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Vice President

Assignment and Assumption Agreement

GM SUBSYSTEMS MANUFACTURING, LLC

By:	/s/ Niharika Ramdev
Name:	Niharika Ramdev
Title:	Treasurer

Assignment and Assumption Agreement

GENERAL MOTORS LLC (successor-by-conversion to, and formerly known as, General Motors Company)

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Assistant Treasurer

Assignment and Assumption Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers or representatives.

GENERAL MOTORS COMPANY (formerly known as General Motors Holding Company)

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Assistant Treasurer

Assignment and Assumption Agreement

EXHIBIT A

Schedule 1.1B to Note Agreement

[See attached]

Exhibit A-1

EXHIBIT B

Schedule 1.1C to Note Agreement

[See attached]

Exhibit B-1

EXHIBIT C

Schedule 1.1D to Note Agreement

[See attached]

Exhibit C-1

EXHIBIT D

Schedule 3.10 to Note Agreement

[See attached]

Exhibit D-1

EXHIBIT E

Schedule 3.11 to Note Agreement

[See attached]

Exhibit E-1

EXHIBIT F

Schedule 3.15 to Note Agreement

[See attached]

Exhibit F-1

EXHIBIT G

Schedule 3.16 to Note Agreement

[See attached]

Exhibit G-1

EXHIBIT H

Schedule 3.21 to Note Agreement

[See attached]

Exhibit H-1

EXHIBIT I

Schedule 3.28 to Note Agreement

[See attached]

Execution Version

Confidential Treatment Requested by General Motors Corporation Pursuant to the

Freedom of Information Act, the Access to Information Act and the Freedom of

Information and Protection of Privacy Act, respectively.

Schedule 1.1B

Guarantors

	Guarantor Name	Form of Organization	Jurisdiction of Organization
1.	Annunciata Corporation	Corporation	Delaware
2.	Argonaut Holdings, Inc.	Corporation	Delaware
3.	General Motors Asia Pacific Holdings, LLC	Limited Liability Company	Delaware
4.	General Motors Asia, Inc.	Corporation	Delaware
5.	General Motors International Holdings, Inc.	Corporation	Delaware
6.	General Motors LLC	Limited Liability Company	Delaware
7.	General Motors Overseas Corporation	Corporation	Delaware
8.	General Motors Overseas Distribution Corporation	Corporation	Delaware
9.	General Motors Product Services, Inc.	Corporation	Delaware
10.	General Motors Research Corporation	Corporation	Delaware
11.	GM APO Holdings, LLC	Limited Liability Company	Delaware
12.	GM Components Holdings, LLC	Limited Liability Company	Delaware
13.	GM Eurometals, Inc.	Corporation	Delaware
14.	GM Finance Co. Holdings LLC	Limited Liability Company	Delaware
15.	GM GEFS L.P.	Limited Partnership	Nevada
16.	GM Global Steering Holdings, LLC	Limited Liability Company	Delaware
17.	GM Global Technology Operations, Inc.	Corporation	Delaware
18.	GM Global Tooling Company, Inc.	Corporation	Delaware
19.	GM LAAM Holdings, LLC	Limited Liability Company	Delaware
20.	GM Preferred Finance Co. Holdings LLC	Limited Liability Company	Delaware
21.	GM Subsystems Manufacturing, LLC	Limited Liability Company	Delaware
22.	GM Technologies, LLC	Limited Liability Company	Delaware
23.	GM-DI Leasing Corporation	Corporation	Delaware
24.	GMOC Administrative Services Corporation	Corporation	Delaware
25.	Grand Pointe Holdings, Inc.	Corporation	Michigan
26.	OnStar, LLC	Limited Liability Company	Delaware
27.	Riverfront Holdings, Inc.	Corporation	Delaware
28.	Riverfront Holdings Phase II, Inc.	Corporation	Delaware

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 1.1C

Mortgaged Properties

No.	Site Designation	County/State	Owner
1.	Warren Technical Center 30800 Mound Road, Warren	Macomb, MI	GENERAL MOTORS LLC

2.	Detroit Renaissance Center Campus (including Renaissance Center Franklin Deck & Renaissance Center East) 100 Renaissance Center P.O. Box 100, Detroit	Wayne, MI	RIVERFRONT HOLDINGS, INC.

3.	Milford Proving Grounds 3300 General Motors Road, Milford	Oakland/Livingston, MI	GENERAL MOTORS LLC

4.	Mesa Dealership 2 6315 East Auto Park Drive, Mesa	Maricopa, AZ	ARGONAUT HOLDINGS, INC.

5.	Penske Cadillac Hummer South Bay Dealership 18600 Hawthorne Blvd., Torrance	Los Angeles, CA	ARGONAUT HOLDINGS, INC.

6.	Dublin BPG Dealership 4400 John Monego Court, Dublin	Alameda, CA	ARGONAUT HOLDINGS, INC.

7.	Cerritos Dealership 10901 E. 183rd Street & 18120 Studebaker, Cerritos	Los Angeles, CA	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
8.	Saturn of Cerritos Dealership 18400 Studebaker Road, Cerritos	Los Angeles, CA	ARGONAUT HOLDINGS, INC.

9.	Saturn of Capitol Expressway Dealership 755 W. Capitol Expressway, San Jose	Santa Clara, CA	ARGONAUT HOLDINGS, INC.

10.	Oakland G Truck Center Dealership 8099 South Coliseum Way, Oakland	Alameda, CA	GENERAL MOTORS LLC

11.	Lone Tree Dealerships 8101, 8201, 8301 & 8351 Parkway Drive, Lone Tree	Douglas, CO	ARGONAUT HOLDINGS, INC.

12.	Denver Dealership 2 8120 W. Tuffs Ave., Denver	Denver, CO	ARGONAUT HOLDINGS, INC.

13.	Estero Bay Chevrolet Dealership SW corner Corkscrew Road & I-75, Estero	Lee, FL	ARGONAUT HOLDINGS, INC.

14.	Kendall (Dadeland) Chevrolet Dealership 8455 S. Dixie Highway, Miami	Dade, FL	ARGONAUT HOLDINGS, INC.

15.	Pinellas Park Dealership 9400 U.S. Highway 19 North, Pinellas Park	Pinellas, FL	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
16.	Homestead Dealership 1395-1 N. Homestead Blvd., Homestead	Miami-Dade, FL	ARGONAUT HOLDINGS, INC.

17.	Alpharetta Training Center 6395 Shiloh Road, Alpharetta	Forsyth, GA	GENERAL MOTORS LLC

18.	Lou Sobh Automotive Dealership 1301 Thornton Road, Lithia Springs	Douglas, GA	ARGONAUT HOLDINGS, INC.

19.	Waterford PC Vacant Land (SPO – Drayton Plains) 5260 Williams Lake Road, Waterford	Oakland, MI	GENERAL MOTORS LLC

20.	Miller Buick Pontiac Dealership 920 Route 1 North, Woodbridge	Middlesex, NJ	ARGONAUT HOLDINGS, INC.

21.	Multi-Chevrolet Saturn Dealership 2675 Route 22 West, Union	Union, NJ	ARGONAUT HOLDINGS, INC.

22.	Vacant Dealership Building 2915 Niagara Falls, Amherst	Erie, NY	ARGONAUT HOLDINGS, INC.

23.	Cheektowaga Dealership 2928 Walden Ave., Cheektowaga	Erie, NY	ARGONAUT HOLDINGS, INC.

24.	New Rochelle Chevrolet Dealership 288-300 Main Street, New Rochelle	Westchester, NY	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
25.	Poughkeepsie Dealership (Hudson Pontiac Buick) 1960 S. Road U.S. Route 9, Poughkeepsie	Dutchess, NY	ARGONAUT HOLDINGS, INC.

26.	RAB Motors Dealership 105-20 Queens Blvd., Forest Hills	Queens, NY	ARGONAUT HOLDINGS, INC.

27.	City Cadillac-Oldsmobile, Major Chevrolet, Regain Pontiac and Service Facility Dealership 43-60 Northern Blvd., Long Island	Queens, NY	GENERAL MOTORS LLC

28.	Cunningham Motors Dealership 40-40 172 Street, Flushing	Queens, NY	ARGONAUT HOLDINGS, INC.

29.	86th Street Chevrolet Dealership 1575 86th Street, Brooklyn	Kings, NY	ARGONAUT HOLDINGS, INC.

30.	Bohemian Auto Group Dealership 4825 Sunrise Highway, Sayville	Suffolk, NY	GENERAL MOTORS LLC

31.	Vacant Dealership Land Jericho Turnpike & Dix Terrace, Huntington Station	Suffolk., NY	ARGONAUT HOLDINGS, INC.

32.	Gildron Cadillac Dealership 1245 Central Park Ave., Yonkers	Westchester, NY	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
33.	Mt. Kisco Dealership 175 N. Bedford Road, Mt. Kisco	Westchester, NY	ARGONAUT HOLDINGS, INC.

34.	Cincinnati Dealership 1 3015 Glenhills Way, Cincinnati	Hamilton, OH	ARGONAUT HOLDINGS, INC.

35.	Wilkes Barre Dealership 2140 Sans Souci Pkwy., Wilkes Barre	Luzerne, PA	ARGONAUT HOLDINGS, INC.

36.	Jenkintown Dealership 2 830 Old York Road, Jenkintown	Montgomery, PA	ARGONAUT HOLDINGS, INC.

37.	Conshohocken Dealership 301 Alan Wood Road, Conshohocken	Montgomery, PA	ARGONAUT HOLDINGS, INC.

38.	Vancouver Dealership 10811 E. Mill Plain Blvd., Vancouver	Clark, WA	ARGONAUT HOLDINGS, INC.

39.	Everett Dealership 7300 & 7428 Evergreen Way, Everett	Snohomish, WA	ARGONAUT HOLDINGS, INC.

40.	Garland Training Center Garland Road at Shiloh Road, Garland	Dallas, TX	GENERAL MOTORS LLC

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
41.	Orem Dealership 1260 S. Sandhill Road, Orem	Utah, UT	ARGONAUT HOLDINGS, INC.

42.	Fremont Dealership 43191 Boscell Road, Fremont	Alameda, CA	ARGONAUT HOLDINGS, INC.

43.	Novato Dealership 1 7123 Redwood Blvd., Novato	Marin, CA	ARGONAUT HOLDINGS, INC.

44.	Elk Grove Dealership 1 8480 Laguna Grove Drive, Elk Grove	Sacramento, CA	ARGONAUT HOLDINGS, INC.

45.	Tyco Dealership 312, 313, 314 Constitution Drive, Menlo Park	San Mateo, CA	ARGONAUT HOLDINGS, INC.

46.	Gilroy Dealership 6720 Bearcat Court, Gilroy	Santa Clara, CA	ARGONAUT HOLDINGS, INC.

47.	Newark Dealership 43931 Boscell & 42992 Boyce	Alameda, CA	ARGONAUT HOLDINGS, INC.

48.	Thousand Oaks Consolidated Office Building 515 Marin Street, Thousand Oaks	Ventura, CA	GENERAL MOTORS LLC

49.	Smyrna Dealership 2155 Cobb Pkwy., SE, Smyrna	Cobb, GA	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
50.	Chicago Dealership 1 5515, 5435, 5555 W. Irving Park Road, Chicago	Cook, IL	ARGONAUT HOLDINGS, INC.

51.	Hodgkins Dealership 9510 W. Joliet Road, Hodgkins	Cook, IL	ARGONAUT HOLDINGS, INC.

52.	Elgin Pontiac GMC 909 E. Chicago Street	Kane, IL	ARGONAUT HOLDINGS, INC.

53.	Brazil Dealership 2456 W. U.S. Highway 40, Brazil	Clay, IN	ARGONAUT HOLDINGS, INC.

54.	Indianapolis Dealership 7250 N. Keystone Ave., Indianapolis	Marion, IN	ARGONAUT HOLDINGS, INC.

55.	Former Woburn Dealership 399 Washington Street, Woburn	Middlesex, MA	ARGONAUT HOLDINGS, INC.

56.	Grand Blanc SPO Headquarters 6200 Grande Pointe Drive, Grand Blanc	Genesee, MI	GENERAL MOTORS LLC

57.	SPO Lansing (Lansing PDC Vacant Land) 4400 W. Mount Hope Road, Lansing	Ingham, MI	GENERAL MOTORS LLC

58.	Michael Chevrolet Dealership 29425 23 Mile Road, Chesterfield Township	Macomb, MI	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
59.	Farmington Hills Dealership 37901 Grand River Ave., Farmington Hills	Oakland, MI	ARGONAUT HOLDINGS, INC.

60.	Ypsilanti Vehicle Center 2901 Tyler Road, Ypsilanti	Washtenaw, MI	GENERAL MOTORS LLC

61.	Renaissance Center Land – East TBD	Oakland, MI	GENERAL MOTORS LLC

62.	SPO Willow Run w/ Excess Land (Willow Run PDC Vacant Land) 50000 Ecorse Road, Belleville	Wayne, MI	GENERAL MOTORS LLC

63.	Englewood Cliffs Dealership 374 Sylvan Ave. (Route 9W), Englewood Cliffs	Bergen, NJ	ARGONAUT HOLDINGS, INC.

64.	Lawrenceville Dealerships (2) 100 & 200 Renaissance Blvd., Lawrenceville	Mercer, NJ	ARGONAUT HOLDINGS, INC.

65.	Former Lawrenceville Dealership 500 Renaissance Blvd., Lawrenceville	Mercer, NJ	ARGONAUT HOLDINGS, INC.

66.	Syracuse Dealership 716 W. Genesee Street, Syracuse	Onondaga, NY	ARGONAUT HOLDINGS, INC.

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
67.	Kings Mountain Dealership 615 Broadway Drive, Kings Mountain	Cleveland, NC	ARGONAUT HOLDINGS, INC.

68.	Kennett Square Dealership 634 W. State Street, Kennett Square	Chester, PA	ARGONAUT HOLDINGS, INC.

69.	Simpsonville Dealership 3431 N. Industrial Drive, Simpsonville	Greenville, SC	ARGONAUT HOLDINGS, INC.

70.	McMurray Dealership 2939 Washington Road, McMurray	Washington, PA	ARGONAUT HOLDINGS, INC.

71.	Irving Dealership 200 E. Airport Freeway, Irving	Dallas, TX	ARGONAUT HOLDINGS, INC.

72.	Dallas Dealership 3 8008 Marvin D. Love Freeway, Dallas	Dallas, TX	ARGONAUT HOLDINGS, INC.

73.	Houston Saturn Dealership 4 11750 Old Katy Road, Houston	Harris, TX	ARGONAUT HOLDINGS, INC.

74.	McAllen Dealership 1301 E. Expressway 83, McAllen	Hidalgo, TX	ARGONAUT HOLDINGS, INC.

75.	Detroit Dealership 17677 Mack Ave., Detroit	Wayne, MI	GENERAL MOTORS LLC

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
76.	Menomonee Falls Dealership N70 W. 12900 Appleton Ave., Menomonee Falls	Waukesha, WI	ARGONAUT HOLDINGS, INC.

77.	Millender Center 333 E. Jefferson Ave., Detroit	Wayne, MI	RIVERFRONT HOLDINGS, INC.

78.	Grande Pointe Holdings Vacant Land (Outparcels) TBD	Genesee, MI	GRANDE POINT HOLDINGS, INC.

79.	RenCen Land – West West of Randolph, Detroit	Wayne, MI	RIVERFRONT HOLDINGS, INC.

80.	GM Powertrain Bedford 105 GM Drive, Bedford	Lawrence, IN	GENERAL MOTORS LLC

81.	GM MFD Marion 2400 W. Second Street, Marion	Grant, IN	GENERAL MOTORS LLC

82.	GM Assembly Fort Wayne 12200 Lafayette Center Road, Roanoke	Huntington, IN	GENERAL MOTORS LLC

83.	GM Powertrain Bay City 1001 Woodside Ave., Bay City * one parcel owned by REALM, Excluded Collateral	Bay, MI	GENERAL MOTORS LLC

84.	GM Assembly Detroit Hamtramck 2500 East Grand Blvd., Detroit	Genesee., MI	GENERAL MOTORS LLC

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
85.	GM MFD Flint Tool & Die 425 S. Stevenson Street, Flint	Genesee, MI	GENERAL MOTORS LLC

86.	GM Assembly Flint G-3100 Van Slyke Road, Flint	Genesee, MI	GENERAL MOTORS LLC

87.	Flint Processing Center (SPO) 6060 Bristol Road, Swartz Creek	Genesee, MI	GENERAL MOTORS LLC

88.	GM Assembly Orion 4555 Giddings Road, Lake Orion	Oakland, MI	GENERAL MOTORS LLC

89.	GM Assembly Lansing Delta Township 8175 Millett Hwy, Lansing	Ingham, MI	GENERAL MOTORS LLC

90.	GM Assembly Lansing Grand River 920 Townsend Ave., Lansing	Ingham, MI	GENERAL MOTORS LLC

91.	GM MFD Lansing Regional Stamping 8175 Millett Hwy (2800 W. Saginaw Street), Lansing	Ingham, MI	GENERAL MOTORS LLC

92.	GM Powertrain Warren Transmission 23500 Mound Road, Warren	Macomb, MI	GENERAL MOTORS LLC

93.	GM Assembly Wentzville 1500-1 E Route A, Wentzville	St. Charles, MO	GENERAL MOTORS LLC

94.	GM Powertrain Tonawanda 2995 River Road, Buffalo * one parcel owned by ENCORE, Excluded Collateral	Erie, NY	GENERAL MOTORS LLC

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
95.	GM Assembly Arlington 2525 E. Abram Street, Arlington	Tarrant, TX	GENERAL MOTORS LLC

96.	GM Assembly Janesville 1000 General Motors Drive, Janesville	Rock, WI	GENERAL MOTORS LLC

97.	GM MFD Flint 2238 W. Bristol Road, Flint	Genesee, MI	GENERAL MOTORS LLC

98.	GM Powertrain Flint Engine South 2100 Bristol Road, Flint	Genesee, MI	GENERAL MOTORS LLC

99.	GM Powertrain Defiance 26427 State Road, Defiance	Defiance, OH	GENERAL MOTORS LLC

100.	Colma Saturn Dealership 707-711 Serramonte Blvd., Colma	San Mateo, CA	ARGONAUT HOLDINGS, INC.

101.	Doraville Building 3900 Motors Industrial Way, Doraville	DeKalb, GA	GENERAL MOTORS LLC

102.	Tower 500/600 500 & 600 Renaissance Center, Detroit	Wayne, MI	RIVERFRONT HOLDINGS PHASE II, INC.

103.	Vacant Lot on Labadie Road	Oakland, MI	GENERAL MOTORS LLC

104.	Stamping – Wentzville	St. Charles, MO	GENERAL MOTORS LLC

105.	GMPT – Baltimore	Baltimore, MD	GENERAL MOTORS LLC

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

No.	Site Designation	County/State	Owner
106.	2100 S.W. Burlingame	Wyoming, MI	GM Components Holdings, LLC

107.	1800 East Lincoln	Kokomo, IN	GM Components Holdings, LLC

108.	200 Upper Mountain Road	Lockport, NY	GM Components Holdings, LLC

109.	891 and 1000 Lexington Avenue	Rochester, NY	GM Components Holdings, LLC

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 1.1D

Pledgors

	Pledgor Name	Form of Organization	Jurisdiction of Organization
1.	General Motors Asia Pacific Holdings, LLC	Limited Liability Company	Delaware
2.	General Motors Asia, Inc.	Corporation	Delaware
3.	General Motors International Holdings, Inc.	Corporation	Delaware
4.	General Motors Holdings LLC	Limited Liability Company	Delaware
5.	General Motors LLC	Limited Liability Company	Delaware
6.	General Motors Overseas Corporation	Corporation	Delaware
7.	General Motors Overseas Distribution Corporation	Corporation	Delaware
8.	GM APO Holdings, LLC	Limited Liability Company	Delaware
9.	GM Finance Co. Holdings LLC	Limited Liability Company	Delaware
10.	GM GEFS L.P.	Limited Partnership	Nevada
11.	GM LAAM Holdings, LLC	Corporation	Delaware
12.	GM Preferred Finance Co. Holdings LLC	Limited Liability Company	Delaware
13.	GM Technologies, LLC	Limited Liability Company	Delaware
14.	OnStar, LLC	Limited Liability Company	Delaware
15.	Riverfront Holdings, Inc.	Corporation	Delaware

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 3.10

Chief Executive Office and Chief Operating Office

Name	Main Office Address
Borrower
General Motors Holdings LLC	300 Renaissance Center Detroit, MI 48265-3000

Guarantors

Annunciata Corporation	300 Renaissance Center Detroit, MI 48265-3000

Argonaut Holdings, Inc.	c/o Worldwide Real Estate 200 Renaissance Center Detroit, MI 48265

General Motors Asia Pacific Holdings, LLC	300 Renaissance Center Detroit, MI 48265-3000

General Motors Asia, Inc.	300 Renaissance Center Detroit, MI 48265-3000

General Motors International Holdings, Inc.	300 Renaissance Center Detroit, MI 48265-3000

General Motors LLC	300 Renaissance Center Detroit, MI 48265-3000

General Motors Overseas Corporation	300 Renaissance Center Detroit, MI 48265-3000

General Motors Overseas Distribution Corporation	300 Renaissance Center Detroit, MI 48265-3000

General Motors Product Services, Inc.	300 Renaissance Center Detroit, MI 48265-3000

General Motors Research Corporation	300 Renaissance Center Detroit, MI 48265-3000

GM APO Holdings, LLC	300 Renaissance Center Detroit, MI 48265-3000

GM Components Holdings, LLC	300 Renaissance Center Detroit, MI 48265-3000

GM Eurometals, Inc.	300 Renaissance Center Detroit, MI 48265-3000

GM Finance Co. Holdings LLC	300 Renaissance Center Detroit, MI 48265-3000

GM GEFS L.P.	3895 Warren Way Reno, NV 89509

GM Global Steering Holdings, LLC	300 Renaissance Center Detroit, MI 48265-3000

GM Global Technology Operations, Inc.	300 Renaissance Center Detroit, MI 48265-3000

GM Global Tooling Company, Inc.	30001 Van Dyke Warren, MI 48090

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Name	Main Office Address
GM LAAM Holdings, LLC	Huntington Centre I 2901 S.W. 149th Avenue Suite 400 Miramar, FL 33027

GM Preferred Finance Co. Holdings LLC	300 Renaissance Center Detroit, MI 48265-3000

GM Subsystems Manufacturing, LLC	300 Renaissance Center Detroit, MI 48265-3000

GM Technologies, LLC	300 Renaissance Center Detroit, MI 48265-3000

GM-DI Leasing Corporation	300 Renaissance Center Detroit, MI 48265-3000

GMOC Administrative Services Corporation	300 Renaissance Center Detroit, MI 48265-3000

Grand Pointe Holdings, Inc.	300 Renaissance Center Detroit, MI 48265-3000

OnStar, LLC	OnStar Corporation 400 Renaissance Center P.O. Box 400 Detroit, MI 48265-4000

Riverfront Holdings, Inc.	c/o Worldwide Real Estate 200 Renaissance Center Detroit, MI 48265

Riverfront Holdings Phase II, Inc.	300 Renaissance Center Detroit, MI 48265-3000

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 3.11

Location of Books and Records

Site/Property/Campus Designation	State /Province	City
Yuma Proving Ground	Arizona	Yuma
Milford Proving Grounds	Michigan	Milford
Pontiac Centerpoint Campus - Central	Michigan	Pontiac
Pontiac North Campus (incl Lab)	Michigan	Pontiac
Warren Technical Center	Michigan	Warren
Saginaw Technical & Casting Center	Michigan	Saginaw
Romulus Transmission Center	Michigan	Romulus
Doraville Assembly Center	Georgia	Doraville
Janesville Assembly Center	Wisconsin	Janesville
Moraine Assembly Center	Ohio	Moraine
Grand Rapids Metal Stamping	Michigan	Wyoming
Thousand Oaks Consolidated Office Building	California	Thousand Oaks
Detroit Renaissance Center Campus	Michigan	Detroit
Grand Blanc SPO Headquarters	Michigan	Grand Blanc
Saginaw Administration Site	Michigan	Saginaw
Spring Hill Manufacturing Campus	Tennessee	Spring Hill
Alpharetta Training Center	Georgia	Alpharetta
Garland Training Center	Texas	Garland
Willow Run PDC	Michigan	Belleville
Lansing PDC	Michigan	Lansing
Pontiac North Plt 17	Michigan	Pontiac
Pontiac North PC	Michigan	Pontiac
Waterford PC	Michigan	Waterford
Ypsilanti Vehicle Center	Michigan	Ypsilanti
SPO PDC IV (b)	Tennessee	Memphis

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 3.15

Borrower and its Subsidiaries

***

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 3.16

Ownership of Covered Group Members

Loan Party	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
Capitalization of Loan Parties
Annunciata Corporation	Corporation	Delaware	General Motors LLC	100%

Argonaut Holdings, Inc.	Corporation	Delaware	General Motors LLC	100%

General Motors Asia Pacific Holdings, LLC	Limited Liability Company	Delaware	General Motors LLC General Motors Asia, Inc. General Motors Overseas Corporation	93.616% 1.292% 5.092%

General Motors Asia, Inc.	Corporation	Delaware	General Motors LLC	100%

General Motors International Holdings, Inc.	Corporation	Delaware	General Motors LLC	100%

General Motors Holdings LLC	Limited Liability Company	Delaware	General Motors Company	100%

General Motors LLC	Limited Liability Company	Delaware	General Motors Holdings LLC	100%

General Motors Overseas Corporation	Corporation	Delaware	General Motors LLC	100%

General Motors Overseas Distribution Corporation	Corporation	Delaware	General Motors LLC	100%

General Motors Product Services, Inc.	Corporation	Delaware	General Motors LLC General Motors of Canada Limited	88.4% 11.6%

General Motors Research Corporation	Corporation	Delaware	General Motors LLC	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Loan Party	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
GM APO Holdings, LLC	Limited Liability Company	Delaware	General Motors Asia Pacific Holdings, LLC	100%

GM Components Holdings, LLC	Limited Liability Company	Delaware	General Motors LLC	100%

GM Eurometals, Inc.	Corporation	Delaware	General Motors LLC	100%

GM Finance Co. Holdings LLC	Limited Liability Company	Delaware	General Motors LLC	100%

GM GEFS L.P.	Limited Partnership	Nevada	General Motors LLC GM Technologies, LLC	99.99% 0.01%

GM Global Steering Holdings, LLC	Limited Liability Company	Delaware	General Motors LLC	100%

GM Global Technology Operations, Inc.	Corporation	Delaware	General Motors LLC	100%

GM Global Tooling Company, Inc.	Corporation	Delaware	General Motors LLC	100%

GM LAAM Holdings, LLC	Limited Liability Company	Delaware	General Motors Asia Pacific Holdings, LLC	100%

GM Preferred Finance Co. Holdings LLC	Limited Liability Company	Delaware	General Motors LLC	100%

GM Subsystems Manufacturing, LLC	Limited Liability Company	Delaware	General Motors LLC	100%

GM Technologies, LLC	Limited Liability Company	Delaware	General Motors LLC	100%

GM-DI Leasing Corporation	Corporation	Delaware	General Motors LLC	100%

GMOC Administrative Services Corporation	Corporation	Delaware	General Motors Overseas Corporation	100%

Grand Pointe Holdings, Inc.	Corporation	Michigan	WRE, Inc.	100%

OnStar, LLC	Limited Liability Company	Delaware	General Motors LLC	100%

Riverfront Holdings, Inc.	Corporation	Delaware	General Motors LLC	100%

Riverfront Holdings Phase II, Inc.	Corporation	Delaware	Riverfront Holdings, Inc.	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
Capitalization of Additional Covered Group Members

Chevrolet Sociedad Anonima de Ahorro para Fines Determinados		Argentina	GM LAAM Holdings, LLC General Motors Overseas Distribution Corporation	90% 10%

General Motors Argentina S.r.l.		Argentina	General Motors Chile Industria Automotriz Limitada GM LAAM Holdings, LLC Suzuki	94.99% 4.61% 0.4%

General Motors Australia Ltd.		Australia	General Motors Overseas Corporation	100%

General Motors Investments Pty. Ltd.		Australia	General Motors Australia Ltd.	100%

GM Holden Ltd.		Australia	General Motors Australia Ltd.	100%

General Motors Holden Sales Pty. Limited		Australia	GM Holden Ltd.	100%

Salmon Street Ltd.		Australia	GM Holden Ltd. General Motors Holden Sales Pty Limited	80% 20%

Funcap-Comercio e Administracao de Bens Moveis e Valores Ltda.		Brazil	General Motors do Brasil Ltda. Da Silveira Pinheiro Neto, Jose Carlos	99.9% 0.1%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
General Motors do Brasil Ltda.		Brazil	GM LAAM Holdings, LLC Ardila Jaime; Da Silveira Pinheiro Neto, Jose Carlos; Mariani, Sandra (1 share each)	99.999% 0.001%

GM Factoring Sociedade de Fomento Comercial Ltda.		Brazil	General Motors do Brasil Ltda. Mariani, Sandra	99.9% 0.1%

GM International Sales Ltd.		Cayman Islands	General Motors Overseas Distribution Corporation	100%

General Motors Chile Industria Automotriz Limitada		Chile	GM Inversiones Santiago Limitada GM LAAM Holdings, LLC	99.9% 0.1%

GM Inversiones Santiago Limitada		Chile	GM LAAM Holdings, LLC General Motors Chile Industria Automotriz Limitada	99.99% 0.01%

General Motors (China) Investment Company Limited		China	General Motors China, Inc.	100%

General Motors Warehousing and Trading (Shanghai) Co. Ltd.		China	General Motors China, Inc.	100%

General Motors (Hong Kong) Company Limited		China	General Motors China, Inc.	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
General Motors - Colmotores S.A.		Colombia	GM LAAM Holdings, LLC Suzuki Itochu Local Shareholders	92.53% 2.29% 1.58% 3.80%

General Motors del Ecuador S.A.		Ecuador	GM LAAM Holdings, LLC General Motors Overseas Distribution Corporation	99.9% 0.1%

Holdcorp S.A.		Ecuador	Omnibus BB Transportes, S.A. General Motors del Ecuador S.A.	99.999% 0.001%

Omnibus BB Transportes, S.A.		Ecuador	GM LAAM Holdings, LLC General Motors del Ecuador S.A. Chipper Investments L.L.C. Empronorte Overseas Holding Dine, S.A. Itochu Latin America Minida L.L.C. Shatzi L.L.C.	40.085% 11.087% 0.757% 7.459% 34.097% 5.001% 0.757% 0.758%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
Elasto S.A.		Ecuador	Omnibus BB Transportes, S.A. General Motors del Ecuador S.A. Alamo Investment, Inc. Avendano Ricardo Chipper Investments L.L.C. Minda L.L.C. Shatzi L.L.C.	56% 15.2% 20% 0.8% 2.667% 2.667% 2.667%

GM Auslandprojekte GmbH		Germany	Opel Eisenach GmbH	100%

Chevrolet Sales India Private Ltd.		India	General Motors Overseas Distribution Corporation General Motors International Holdings, Inc.	99.99% 0.01%

General Motors India Private Ltd		India	General Motors Asia Pacific Holdings, LLC GM Holden Ltd.	99.53% 0.47%

P.T. GM AutoWorld Indonesia		Indonesia	P.T. General Motors Indonesia Arif Pramadana	99.9996% 0.0004%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
P.T. General Motors Indonesia		Indonesia	General Motors Asia Pacific Holdings, LLC GM Holden Ltd.	79% 21%

General Motors Israel Ltd.		Israel	GM LAAM Holdings, LLC	100%

GM-UMI Technology Research and Development Ltd.		Israel	GM LAAM Holdings, LLC Universal Motors Israel Ltd.	51% 49%

General Motors Asia Pacific (Japan) Limited		Japan	General Motors LLC	100%

GM AutoWorld Yugen Kaisha		Japan	General Motors LLC	100%

General Motors East Africa Limited		Kenya	General Motors Asia Pacific Holdings, LLC Centrum Investment Co. Ltd. Itochu Corp. ICDC	57.7% 17.8% 4.5% 20%

GM AutoWorld Korea Co. Ltd.		Korea	General Motors Asia, Inc.	100%

GM Korea Co., Ltd.		Korea	General Motors Korea, Inc.	100%

Cadillac Polanco, S.A. de C.V.		Mexico	Controladora ACDelco S.A. de C.V. Controladora General Motors, S.A. de C.V.	99.9999% 0.0001%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
Controladora ACDelco S.A. de C.V.		Mexico	Controladora General Motors, S.A. de C.V. General Motors de México, S. de R.L. de C.V.	99.9999% 0.0001%

Controladora General Motors, S.A. de C.V.		Mexico	General Motors Overseas Distribution Corporation Sistemas para Automotores de México, S. de R.L. de C.V.	99.9999% 0.0001%

General Motors de Mexico, S. de R.L. de C.V.		Mexico	Controladora General Motors, S.A. de C.V. Sistemas para Automotores de México, S. de R.L. de C.V.	99.9999% 0.0001%

GMAC Holding S.A. de C.V.		Mexico	Controladora General Motors, S.A. de C.V. Sistemas para Automotores de México, S. de R.L. de C.V.	99.999% 0.001%

Sistemas para Automotores de Mexico, S. de R.L. de C.V.		Mexico	Controladora General Motors, S.A. de C.V. General Motors de México, S. de R.L. de C.V.	99.86% 0.14%

Holden New Zealand Limited		New Zealand	General Motors LLC	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
General Motors Peru S.A.		Peru	General Motors Inversiones Santiago Ltda. General Motors Overseas Distribution Corporation General Motors Overseas Corporation	99.994% 0.004% 0.002%

General Motors Automobiles Philippines, Inc.		Philippines	General Motors LLC Francis M. Burdett Stephen K. Carlisle Loreto C. Cruz Teodoro D. Regala Stephen Nicholas Small	99.999% 0.0018% 0.0018% 0.0018% 0.0018% 0.0018%

General Motors Auto LLC		Russia	GM Auslandprojekte GmbH General Motors CIS, LLC	99.90% 0.10%

General Motors Asia Pacific (Pte) Ltd.		Singapore	General Motors LLC	100%

BOCO (Proprietary) Limited		South Africa	GM LAAM Holdings, LLC	100%

General Motors South Africa (Pty) Limited		South Africa	BOCO (Proprietary) Limited	100%

GM Plats (Proprietary) Limited		South Africa	General Motors Asia Pacific Holdings, LLC	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
General Motors Automotive Holdings, S.L.		Spain	General Motors International Holdings, Inc. General Motors LLC General Motors of Canada Limited	77.53% 11.34% 11.13%

General Motors Europe AG		Switzerland	General Motors Automotive Holdings S.L.	100%

General Motors Taiwan Ltd.		Taiwan	GM APO Holdings, LLC Kung-Chou Chu Arne Engel Terence B. Johnsson Bright Lin Jerry Lin Barbara A. Lister-Tait	99.9999% 0.00000012% 0.00000012% 0.00000012% 0.00000012% 0.00000012% 0.00000012%

Tai Jin International Automotive Distribution Co. Ltd.		Taiwan	General Motors China, Inc.	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
General Motors (Thailand) Limited		Thailand	General Motors Thailand Investments LLC Stephen K. Carlisle Kenneth Joseph Cavanaugh Raymundo Garza Somnuek Ngamtrakulchol Stephen Nicholas Small Antonio Pantaleon Zara, III	99.9999917% 0.00000138% 0.00000138% 0.00000138% 0.00000138% 0.00000138% 0.00000138%

Chevrolet Sales (Thailand) Limited		Thailand	General Motors Asia, Inc. Stephen K. Carlisle Kenneth Joseph Cavanaugh Raymundo Garza Somnuek Ngamtrakulchol Stephen Nicholas Small Antonio Pantaleon Zara, III	99.9999186% 0.00001357% 0.00001357% 0.00001357% 0.00001357% 0.00001357% 0.00001357%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
General Motors Powertrain (Thailand) Limited		Thailand	General Motors Asia Pacific Holdings, LLC Stephen K. Carlisle Kenneth Joseph Cavanaugh Raymundo Garza Gerry L. Hargrove Stephen Nicholas Small Antonio Pantaleon Aguila Zara	99.9999627% 0.0000062% 0.0000062% 0.0000062% 0.0000062% 0.0000062% 0.0000062%

General Motors Southeast Asia Oeprations Limited		Thailand	General Motors Asia, Inc. Stephen K. Carlisle Kenneth Joseph Cavanaugh Raymundo Garza Somnuek Ngamtrakulchol Stephen Nicholas Small Antonio Pantaleon Zara	99.994% 0.001% 0.001% 0.001% 0.001% 0.001% 0.001%

General Motors Africa and Middle East FZE		United Arab Emirates	General Motors Overseas Distribution Corporation	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Covered Group Member	Form of Organization	Jurisdiction of Organization	Owner	Percent Owned
GM GPSC UK Limited		United Kingdom	General Motors Automotive Holdings S.L.	100%

Global Tooling Service Company Europe Limited		United Kingdom	General Motors LLC	100%

General Motors Limited		United Kingdom	General Motors Asia Pacific Holdings, LLC General Motors Asia Pacific (Japan) Limited	77.17% 22.83%

Aftermarket UK Limited		United Kingdom	General Motors Automotive Holdings S.L.	100%

General Motors Uruguay, S.A.		Uruguay	GM LAAM Holdings, LLC	100%

Sustemas de Compra Programada Chevrolet, C.A.		Venesuela	GM LAAM Holdings, LLC	100%

General Motors Venezolana, C.A.		Venezuela	GM LAAM Holdings, LLC	100%

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 3.21

Jurisdictions and Recording Offices

A. UCC Filing Jurisdictions and Offices

Entity	Form of Organization	Jurisdiction of Organization	Filing Jurisdiction and Filing Office
Annunciata Corporation	Corporation	Delaware	Delaware – Secretary of State

Argonaut Holdings, Inc.	Corporation	Delaware	Delaware – Secretary of State

General Motors Asia Pacific Holdings, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State

General Motors Asia, Inc.	Corporation	Delaware	Delaware – Secretary of State

General Motors International Holdings, Inc.	Corporation	Delaware	Delaware – Secretary of State

General Motors Holdings LLC	Limited Liability Company	Delaware	Delaware – Secretary of State

General Motors Overseas Corporation	Corporation	Delaware	Delaware – Secretary of State

General Motors Overseas Distribution Corporation	Corporation	Delaware	Delaware – Secretary of State

General Motors Product Services, Inc.	Corporation	Delaware	Delaware – Secretary of State

General Motors Research Corporation	Corporation	Delaware	Delaware – Secretary of State

GM APO Holdings, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State

GM Components Holdings, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State

GM Eurometals, Inc.	Corporation	Delaware	Delaware – Secretary of State

General Motors LLC	Limited Liability Company	Delaware	Delaware – Secretary of State

GM Finance Co. Holdings LLC	Limited Liability Company	Delaware	Delaware – Secretary of State

GM GEFS L.P.	Limited Partnership	Nevada	Nevada – Secretary of State

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Entity	Form of Organization	Jurisdiction of Organization	Filing Jurisdiction and Filing Office
GM Global Steering Holdings, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State

GM Global Technology Operations, Inc.	Corporation	Delaware	Delaware – Secretary of State

GM Global Tooling Company, Inc.	Corporation	Delaware	Delaware – Secretary of State

GM LAAM Holdings, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State

GM Preferred Finance Co. Holdings LLC	Limited Liability Company	Delaware	Delaware – Secretary of State

GM Subsystems Manufacturing, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State

GM Technologies, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State

GM-DI Leasing Corporation	Corporation	Delaware	Delaware – Secretary of State

GMOC Administrative Services Corporation	Corporation	Delaware	Delaware – Secretary of State

Grand Pointe Holdings, Inc.	Corporation	Michigan	Michigan – Secretary of State

OnStar, LLC	Limited Liability Company	Delaware	Delaware – Secretary of State

Riverfront Holdings, Inc.	Corporation	Delaware	Delaware – Secretary of State

Riverfront Holdings Phase II, Inc.	Corporation	Delaware	Delaware – Secretary of State

B. Intellectual Property Filing Offices

U.S. Patent and Trademark Collateral	United States Patent and Trademark Office
U.S. Copyright Collateral	United States Copyright Office

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS

CORPORATION PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 3.28

Excluded Collateral

***

CONFIDENTIAL TREATMENT REQUESTED BY GENERAL MOTORS LLC

PURSUANT TO THE FREEDOM OF INFORMATION ACT

Annex 1 to Schedule 3.28

***